Exhibit 99.1

Neoware Reports Fourth Quarter and FY07 Results and Files Preliminary Proxy

KING OF PRUSSIA, Pa. — August 10, 2007 — Neoware, Inc. (Nasdaq: NWRE), a leading provider of thin client computing solutions, today reported financial results for its fiscal fourth quarter and year ended June 30, 2007. In addition, Neoware reported that it filed a preliminary proxy statement with the SEC related to the pending acquisition of the Company by HP (Hewlett-Packard Company).

Q4 Financial Highlights:

•	Revenues were $22,995,000, compared to $23,553,000 in the prior year fourth quarter.

•

Gross profit was 34% of revenue, compared to 37% of revenue in the prior year fourth quarter. Non-GAAP gross profit was 35% of revenue, compared to 38% of revenue in the prior year fourth quarter. The pricing environment proved to be challenging in the quarter due to competition.

•

Operating expenses were $10,548,000, compared to $8,825,000 in the prior year fourth quarter. Non-GAAP operating expenses were $9,147,000 compared to $7,175,000, in the prior year fourth quarter. This increase in operating expense was due to a planned increase in investments in staffing and programs for research and development and sales and marketing.

•	Non-GAAP net income for the quarter was $.00 per fully diluted share, compared to $.09 per fully diluted share in the prior year fourth quarter.

•	Net loss for the quarter was $.04 per diluted share, compared to net income of $.02 per diluted share in the prior year fourth quarter.

•	The Company ended the quarter with $121.5 million of cash and marketable securities.

•

Non-GAAP results exclude amortization of acquisition-related intangibles and stock-based compensation and apply a non-GAAP tax rate of 52% and 33% in the fourth quarters of fiscal 2007 and 2006, respectively, for the purpose of showing a comparable view of the Company’s performance from period to period.

FY07 Financial Highlights:

•	Revenues for the year were $90,401,000 compared to $107,219,000 in the prior year.

•	Gross profit was 37% of revenue, compared to 41% of revenue in the prior year. Non-GAAP gross profit was 38% of revenue, compared to 43% of revenue in the prior year.

•	Operating expenses were $41,976,000, compared to $35,126,000, in the prior year. Non-GAAP operating expenses were $35,139,000, compared to $29,860,000 in the prior year.

•	Non-GAAP net income for the year was $.08 per fully diluted share, compared to $.66 per fully diluted share, in the prior year.

•	Net loss for the year was $.12 per diluted share, compared to net income of $.39 per diluted share in the prior year.

•

Non-GAAP results exclude amortization of acquisition-related intangibles and stock-based compensation and apply a non-GAAP tax rate of 52% in fiscal 2007 and 33% in fiscal 2006 for the purpose of showing a comparable view of the Company’s performance from period to period.

Details of the financial results for the fiscal fourth quarter and year ended June 30, 2007 appear in the attached financial schedules. The Company will not be holding a conference call to discuss this earnings release or guidance for fiscal 2008 due to the pending acquisition of the Company by HP.

Non-GAAP Financial Measures

Neoware presents the following non-GAAP financial measures: non-GAAP gross profit and margin; non-GAAP operating expenses; non-GAAP operating income and margin; non-GAAP effective income tax rate; non-GAAP income taxes; non-GAAP net income; and non-GAAP earnings per share. We exclude the following items in the development of the non-GAAP financial measures presented:

Stock-based compensation expenses. Our non-GAAP financial measures exclude stock-based compensation expenses, which consist of expenses for stock-based compensation that we began recording under SFAS 123(R) in the first quarter of fiscal 2006. We exclude these expenses from our non-GAAP financial measures primarily because (i) they are non-cash expenses that we do not consider part of ongoing operating results when assessing the performance of our business, (ii) the exclusion of these expenses facilitates the comparison of results for fiscal 2007 and 2006 with results for prior periods, which did not include stock-based compensation expenses and (iii) exclusion of these expenses allows more meaningful comparisons against financial models prepared by our investors and securities analysts that also present information on a GAAP and non-GAAP basis. In addition, stock-based compensation amounts are difficult to forecast, because the magnitude of the charges depends upon the volume and timing of stock option and other equity-based compensation grants, which can vary dramatically from period to period, and external factors such as interest rates and the trading price and volatility of our common stock. Excluding these stock-based compensation amounts improves comparability of the performance of the business across periods.

Amortization of acquired intangible assets. In accordance with GAAP, cost of sales and operating expenses include amortization of acquired intangible assets such as intellectual property, customer lists and covenants not to compete. We exclude these items from our non-GAAP financial measures because (i) they are non-cash expenses that we do not consider part of ongoing cash operating results when assessing the performance of our business, as the timing and amount of the expenses vary from period to period, (ii) we believe that doing so facilitates comparisons to our historical operating results and to the results of other companies in our industry, which have their own unique acquisition histories, and (iii) exclusion of these expenses better allows comparison against financial models prepared by our investors and securities analysts that also present information on a GAAP and non-GAAP basis.

Income taxes. We use a non-GAAP effective income tax rate based on a derived amount which excludes the impact of the non-deductible portion of stock-based compensation expense as we believe this reflects income tax expense without the impact of stock-based compensation and provides a more meaningful comparison against our historical effective income tax rate for fiscal 2005, which did not include any impact of stock-based compensation expense.

The Company believes that its non-GAAP financial measures provide meaningful supplemental information regarding the Company’s operating results because they exclude amounts that the Company excludes as part of its monitoring of operating results and assessing the performance of the business. For example, the Company uses non-GAAP measures, including gross profit, operating expense and operating income excluding amortization and stock-based compensation expense, in its financial and operational decision making, including decisions regarding staffing, future management priorities and how the Company will direct future operating expenses on the basis of non-GAAP financial measures. In addition, the Company has established incentive compensation programs utilizing, in part, such non-GAAP financial measures, including non-GAAP operating income. For the same reasons, management also uses this information in its budgeting and forecasting activities and in quarterly reports to its Board of Directors.

Non-GAAP financial measures should not be considered as a substitute for, or as superior to, measures of financial performance prepared in accordance with GAAP. Neoware’s non-GAAP financial measures do not reflect a comprehensive system of accounting, and they differ from GAAP measures with similar names and from non-GAAP financial measures with the same or similar names that are used by other companies. We strongly urge investors and potential investors in our securities to review the reconciliation of our non-GAAP financial measures to the comparable GAAP financial measures that are included in this release, and our consolidated financial statements, including the notes thereto, and the other financial information contained in our periodic filings with the SEC and not to rely on any single financial measure to evaluate our business. The principal limitation of Neoware’s non-GAAP financial measures is that they exclude significant expenses that are required by GAAP to be recorded. In addition, non-GAAP financial measures are subject to inherent limitations because they reflect the exercise of judgments by management about which charges are excluded from the non-GAAP financial measures. To mitigate this limitation, Neoware presents its non-GAAP financial measures in connection with its GAAP results, and recommends that investors do not give undue weight to its non-GAAP financial measures.

About Neoware

Neoware, Inc. (Nasdaq: NWRE), is global provider of thin client computing solutions that allow organizations to cut costs by centralizing desktop management, alleviating threats of security breaches and reducing energy consumption. Forward thinking companies enable their desktop virtualization strategies with Neoware’s desktop, laptop and software offerings. Headquartered in King of Prussia, PA, U.S.A., Neoware has offices throughout Europe and Asia. Its products are available worldwide from select resellers and partners, and it has technology partnerships with leading companies including Microsoft, IBM and Lenovo.

Neoware is a trademark of Neoware, Inc. All other names, products and services are trademarks or registered trademarks of their respective holders.

Additional information and where to find it

Neoware has filed with the Securities and Exchange Commission a preliminary proxy statement and other relevant materials in connection with the acquisition of Neoware by HP. Neoware intends to file a definitive proxy statement and other relevant materials with the SEC in connection with such acquisition. When and if completed, the definitive proxy statement will be mailed to the stockholders of Neoware and will, with the other relevant documents, be available free of charge at the SEC’s website at www.sec.gov. In addition, investors and stockholders of Neoware may obtain free copies of the documents filed with the SEC from Cameron Associates, 1370 Avenue of the Americas, New York, NY 10019, +1 212 245 8800. Before making any voting or investment decision with respect to the acquisition, investors and stockholders of Neoware are advised to read the definitive proxy statement and the other relevant materials when and if completed because they will contain important information about the acquisition.

Participants in the solicitation

Neoware and HP and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the Neoware stockholders in connection with the acquisition. Information about HP’s directors and executive officers is set forth in the tender offer statement on Schedule TO filed by HP with the SEC on August 3, 2007. Information about Neoware’s directors and executive officers is set forth in the proxy statement on Schedule 14A for Neoware’s 2006 Annual Meeting of Stockholders filed with the SEC on Oct. 30, 2006. Additional information regarding the interests of participants in the solicitation of proxies in connection with the acquisition is included in the preliminary proxy statement that Neoware has filed with the SEC.

# # #

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the pending acquisition of Neoware by HP. Factors that could cause actual results to differ materially from those predicted in any forward-looking statements include: the risk that we will not be able to obtain certain regulatory approvals or satisfy or obtain the waiver of conditions to the consummation of the transaction; and changes or circumstances that could give rise to the termination of the merger agreement. These and other risks are detailed from time to time in Neoware’s periodic reports filed with the Securities and Exchange Commission, including, but not limited to, our annual report on Form 10-K for the year ended June 30, 2006 and our quarterly reports on Forms 10-Q for the quarters ended September 30, 2006, December 31, 2006 and March 31, 2007.

Contacts:

Neoware, Inc.

Keith Schneck, CFO

(610) 277-8300

invest@neoware.com

NEOWARE, INC.

CONSOLIDATED BALANCE SHEETS

(in thousands)

(unaudited)

	June 30, 2007	June 30, 2006
ASSETS
Current assets:
Cash and cash equivalents	$75,983	$19,328
Restricted cash	389	—
Short-term investments	45,125	94,798
Accounts receivable, net	18,431	16,877
Inventories	7,186	7,734
Prepaid income taxes	2,875	1,544
Prepaid expenses and other	2,851	1,687
Deferred income taxes	1,774	1,866

Total current assets	154,614	143,834
Property and equipment, net	2,655	1,586
Goodwill	37,501	37,761
Intangibles, net	8,670	12,175
Deferred income taxes	4,862	4,156
Other	81	61

	$208,383	$199,573

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$8,065	$8,989
Accrued compensation and benefits	3,842	2,021
Other accrued expenses	4,266	4,159
Restructuring reserve	421	600
Income taxes payable	316	158
Deferred revenue	1,638	973

Total current liabilities	18,548	16,900
Deferred income taxes	1,102	755
Deferred revenue	328	316

Total liabilities	19,978	17,971

Stockholders’ equity:
Preferred stock	—	—
Common stock	20	20
Additional paid-in capital	165,716	158,671
Treasury stock, 100,000 shares at cost	(100)	(100)
Accumulated other comprehensive income	2,671	556
Retained earnings	20,098	22,455

Total stockholders’ equity	188,405	181,602

	$208,383	$199,573

NEOWARE, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share data)

(unaudited)

	Three Months Ended June 30,		Twelve Months Ended June 30,
	2007	2006	2007	2006
Net revenues	$22,995	$23,553	$90,401	$107,219

Cost of revenues
Cost of products (includes stock-based compensation expense of $22 and $26 for the three months and $102 and $86 for the twelve months ended June 30, 2007 and 2006)	14,910	14,556	56,035	61,607
Amortization of intangibles	348	347	1,367	1,260

Total cost of revenues	15,258	14,903	57,402	62,867

Gross profit	7,737	8,650	32,999	44,352

Operating expenses
Sales and marketing	5,607	4,056	19,541	16,920
Research and development	1,972	1,584	6,899	6,030
General and administrative	2,235	2,597	12,278	10,211
Amortization of intangibles	734	588	2,403	1,965
Abandoned acquisition costs	—	—	874	—

Total operating expenses (includes stock-based compensation expense of $667 and $1,062 for the three months and $4,434 and $3,301 for the twelve months ended June 30, 2007 and 2006)	10,548	8,825	41,976	35,126

Operating income (loss)	(2,811)	(175)	(8,977)	9,226
Foreign exchange loss	(14)	(123)	(71)	(59)
Interest income, net	1,178	939	4,158	1,937

Income (loss) before income taxes	(1,647)	641	(4,890)	11,104
Income tax expense (benefit)	(846)	240	(2,533)	4,007

Net income (loss)	$(801)	$401	$(2,357)	$7,097

Earnings (loss) per share:
Basic	$(0.04)	$0.02	$(0.12)	$0.40

Diluted	$(0.04)	$0.02	$(0.12)	$0.39

Weighted average number of common shares outstanding:
Basic	20,053	19,874	19,990	17,665

Diluted	20,053	20,408	19,990	18,105

NEOWARE, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

(unaudited)

	Three Months Ended June 30,		Twelve Months Ended June 30,
	2007	2006	2007	2006
Cash flows from operating activities:
Net income (loss)	$(801)	$401	$(2,357)	$7,097
Adjustments to reconcile net income to net cash provided by operating activities:
Amortization of intangibles	1,082	935	3,770	3,225
Depreciation	164	118	574	421
Non-cash share-based compensation	689	1,088	4,536	3,386
Deferred income taxes	(739)	(820)	(601)	(820)
Changes in operating assets and liabilities- net of effect from acquisition:
Restricted cash	(5)	—	(390)	—
Accounts receivable	(2,064)	5,301	(1,452)	1,062
Inventories	(1,283)	(1,610)	549	(1,144)
Prepaid expenses and other	1,511	653	(2,435)	1,033
Accrued compensation and benefits	710	(1,271)	1,813	(48)
Accounts payable	1,599	(3,555)	(937)	(451)
Other accrued expenses	(331)	670	(137)	(2,415)
Income taxes payable	147	(961)	146	(3,030)
Deferred revenue	56	7	651	115

Net cash provided by operating activities	735	956	3,730	8,431

Cash flows from investing activities:
Purchase of short-term investments	(44,075)	(21,005)	(172,275)	(95,233)
Sales of short-term investments	28,650	2,962	221,924	36,188
Purchases of property and equipment	(1,255)	(86)	(1,672)	(1,498)
Purchase of Visara thin client business	—	—	—	(2,107)
Purchase of TeleVideo thin client business	—	—	—	(3,520)
Acquisition of Maxspeed, net of cash acquired	—	71	1,674	(11,982)

Net cash provided by (used in) investing activities	(16,680)	(18,058)	49,651	(78,152)

Cash flows from financing activities:
Proceeds from issuance of common stock, net of expenses	—	(80)	(3)	71,156
Exercise of stock options	1,195	1,882	1,835	7,896
Excess tax benefit from share-based payment arrangements	29	(73)	676	1,661

Net cash provided by financing activities	1,224	1,729	2,508	80,713

Effect of foreign exchange rate changes on cash	421	213	766	51

Increase (decrease) in cash and cash equivalents	(14,300)	(15,160)	56,655	11,043
Cash and cash equivalents, beginning of period	90,283	34,488	19,328	8,285

Cash and cash equivalents, end of period	$75,983	$19,328	$75,983	$19,328

Supplemental disclosures:
Cash paid for income taxes	$22	$963	$473	$6,189

NEOWARE, INC.

RECONCILIATION OF GAAP TO NON GAAP AMOUNTS

(in thousands, except per share data)

(unaudited)

	Three Months Ended
	June 30, 2007				June 30, 2006
	GAAP	Adj.		Non- GAAP	GAAP	Adj.		Non- GAAP
Gross profit	$7,737	$371	A	$8,108	$8,650	$374	A	$9,024

Gross profit percentage	33.6%			35.3%	36.7%			38.3%
Operating expenses
Sales and marketing	5,607	(292	) B	5,315	4,056	(409	) B	3,647
Research and development	1,972	(85	) B	1,887	1,584	(88	) B	1,496
General and administrative	2,235	(290	) B	1,945	2,557	(565	) B	1,992
Amortization of intangibles	734	(734	) C	—	588	(588	) C	—
Abandoned acquisition costs	—	—		—	40	—		40

Operating expenses	10,548	(1,401)		9,147	8,825	(1,650)		7,175

Operating income (loss)	(2,811)	1,772		(1,039)	(175)	2,024		1,849

Income tax expense (benefit)	(846)	911	D	65	240	639	D	879

Net (loss) income	$(801)			$60	$401			$1,786

Earnings (loss) per share - diluted	$(0.04)			$—	$0.02			$0.09

Weighted average shares outstanding - diluted	20,053			20,104	20,408			20,408

A - To exclude the effect of stock-based compensation expense and the amortization of intangible assets related to business combinations.

B - To exclude the effects of stock-based compensation expense.

C - To exclude the effects of the amortization of intangible assets related to business combinations.

D - To exclude the tax effect of reconciling items.

NEOWARE, INC.

RECONCILIATION OF GAAP TO NON GAAP AMOUNTS

(in thousands, except per share data)

(unaudited)

	Twelve Months Ended
	June 30, 2007				June 30, 2006
	GAAP	Adj.		Non- GAAP	GAAP	Adj.		Non- GAAP
Gross profit	$32,999	$1,469	A	$34,468	$44,352	$1,347	A	$45,699

Gross profit percentage	36.5%			38.1%	41.4%			42.6%
Operating expenses
Sales and marketing	19,541	(1,353	) B	18,188	16,920	(1,238	) B	15,682
Research and development	6,899	(376	) B	6,523	6,030	(394	) B	5,636
General and administrative	12,278	(2,705	) B	9,573	10,171	(1,669	) B	8,502
Amortization of intangibles	2,403	(2,403	) C	—	1,965	(1,965	) C	—
Abandoned acquisition costs	855	—		855	40	—		40

Operating expenses	41,976	(6,837)		35,139	35,126	(5,266)		29,860

Operating income (loss)	(8,977)	8,306		(671)	9,226	6,613		15,839

Income tax expense (benefit)	(2,533)	4,303	D	1,770	4,007	1,839	D	5,846

Net income (loss)	$(2,357)			$1,646	$7,097			$11,869

Earnings (loss) per share - diluted	$(0.12)			$.08	$0.39			$0.66

Weighted average shares outstanding - diluted	19,990			20,040	18,105			18,105

A - To exclude the effect of stock-based compensation expense and the amortization of intangible assets related to business combinations.

B - To exclude the effects of stock-based compensation expense.

C - To exclude the effects of the amortization of intangible assets related to business combinations.

D - To exclude the tax effect of reconciling items.